Exhibit 10.2

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement, dated May 11, 2009 (this "Agreement"), is entered into by and among NTN Buzztime, Inc., a Delaware corporation (the "Company"), and each of the Holders (as such term is defined below) that are parties hereto.

RECITALS

A. The Company and Instant Access Media, LLC, a Colorado limited liability company ("IAM"), entered into that Asset Purchase Agreement of even date herewith (the "Asset Purchase Agreement"), pursuant to which the Company agreed to provide Instant Access Media, LLC, with certain registration rights under the Securities Act (as such term is defined below).

B. In connection with the Asset Purchase Agreement, the Company and certain investors entered into that certain Securities Purchase Agreement of even date herewith (the "Securities Purchase Agreement"), pursuant to which the Company agreed to provide such investors with certain registration rights under the Securities Act.

In consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

ARTICLE I

DEFINITIONS

1.1 Definitions.  In addition to the terms defined elsewhere in this Agreement, the following terms have the meanings set forth in this Section 1.1:

"Business Day" means Monday through Friday, excluding any day of the year on which banks are required or authorized to close in the State of California.

"Commission" means the Securities and Exchange Commission.

"Common Stock" means the common stock of the Company, par value $0.005 per share.

"Counsel for Selling Holders" means one counsel for the Selling Holders selected by the Selling Holders holding a majority of the Registrable Shares covered by the Registration Statement.

"Counsel for Selling Holders Fees" means the reasonable fees and expenses of Counsel for Selling Holders incurred in connection with any registration, qualification, or compliance pursuant to Section 2.1, up to an aggregate maximum of $10,000.

"Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

"Family Member" means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, and shall include adoptive relationships.

"Holder" means any Person holding Registrable Shares, or any assignee of record of such Registrable Shares to whom the rights under this Agreement have been duly assigned in accordance with this Agreement.

"Original Holder" means each of the following Persons: (i) Ushas, LLC; (ii) Martha Fawcett; (iii) O'Bryan Community Property Trust; and (iv) IAM.

"Permitted Transferee": means any of the following Persons: (i) any transferee or assignee of all a Holders' Registrable Shares; (ii) any transferee of Registrable Shares who, after such transfer or assignment, holds at least 500,000 Registrable Shares (subject to appropriate adjustment for stock splits, stock dividends, combinations and other recapitalizations); (iii) up to, in the aggregate, two transferees or assignees who are owners of an Original Holder; (iv) up to two transferees or assignees by each Original Holder or Permitted Transferee described in clause (iii) of this definition provided that such transferees or assignees are Family Members of such transferring Original Holder or Permitted Transferee (including trusts benefiting one or more of such Persons); and (iv) Stephens Inc.

"Person" means an individual, sole proprietorship, partnership, joint venture, trust, unincorporated association, corporation, limited liability company, entity or Governmental Entity (as such term is defined in the Asset Purchase Agreement).

"Registrable Shares" means the Shares other than Shares that, at the time of determination, (i) have been sold in a registered public offering under the Securities Act or sold pursuant to Rule 144 or (ii) may be immediately sold to the public without registration or restriction (including as to volume) under the Securities Act, including pursuant to Rule 144.

"Rule 144" means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such rule.

"Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

"Selling Holder" has the meaning ascribed to such term in Section 2.2(d).

"Shares" means (i) the shares of Common Stock issued by the Company under the Securities Purchase Agreement, (ii) the Closing Shares (as such term is defined in the Asset Purchase Agreement) and (iii) the Underlying Shares (as such term is defined in the Asset Purchase Agreement).

ARTICLE II

REGISTRATION RIGHTS

2.1    Piggyback Registration Rights.

(a)    If (but without any obligation to do so) at any time or from time to time the Company shall determine to register any of its securities, either for its own account or the account of a security holder or holders, other than a registration relating solely to employee benefit plans on Form S-8 (or any successor form) or a registration on Form S-4 (or any successor form), the Company will:

(1)    promptly give to each Holder written notice thereof, and

(2)    include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Registrable Shares specified in a written request or requests that the Company receives from such Holder within 10 days after delivery of such written notice from the Company.

(b)    If the registration for which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise Holders as a part of the written notice described above. The Holders desiring to participate in such registration shall (together with the Company) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Company.

(1)    If the managing underwriter determines in good faith that marketing factors (including pricing) require a limitation of the number of shares to be underwritten, the underwriter may exclude some or all of the Registrable Shares from such registration and underwriting.  The Company shall so advise any Holders who have requested to have Registrable Shares included in such registration, and the shares to be included in such registration shall be allocated as follows: first, for the account of the Company, all shares of Common Stock proposed to be sold by the Company; second, for the account of any other security holder listed on Schedule A that has previously been granted registration rights with respect to the Common Stock on the terms and conditions of any agreement pertaining to such registration rights; third, for the account of the Holders (proportionately in accordance with the number of Registrable Shares each Holder requested to be included in such registration), the number of Registrable Shares requested to be included in the registration; and, fourth, other securities requested to be included in the registration, up to the amount of the limitation imposed by the managing underwriter.

(2)    If a Holder disapproves of the terms of any such underwriting, such Holder may elect to withdraw by written notice to the Company and the managing underwriter. Any Registrable Shares excluded or withdrawn from such underwriting shall be withdrawn from such registration.

(c)    The Company shall have the right to defer, terminate or withdraw any registration initiated by it prior to the effectiveness of such registration, whether or not any Holder has elected to include any or all of the Registrable Shares in such registration.

(d)    Except to the extent provided in any underwriting agreement, a Holder who has requested that Registrable Shares be included in any registration may withdraw all or any portion of such shares from such registration without prejudice to such Holder's rights to participate in future registrations hereunder. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Agreement.

(e)    All registration expenses (other than underwriting discounts and commissions and the fees of disbursements of counsel for any or all the Holders, if any, other than Counsel for Selling Holders' Fees) incurred in connection with any registration, qualification, or compliance pursuant to this Section 2.1, and Counsel for Selling Holders' Fees, shall be borne by the Company.  All selling expenses relating to the Registrable Shares (including any underwriting discounts and commissions and the fees of disbursements of counsel for any or all the Holders, if any, other than Counsel for Selling Holders' Fees) shall be borne by the Holders whose Registrable Shares are included in the registration.

2.2    Procedures.  Subject to Section 2.1(c), whenever a Holder has requested that any Registrable Shares be registered pursuant to this Agreement, the Company shall:

(a)    prepare and file with the Commission a registration statement including such Registrable Shares (which registration statement shall contain information with respect to the Holders, the Holders' beneficial ownership of securities of the Company and the Holders' intended method of disposition of the Registrable Shares that conforms to the information provided by the Holders to the Company) and use commercially reasonable efforts to cause such registration statement to become effective as soon as possible thereafter and to remain effective as otherwise provided in this Agreement; provided that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company will furnish to the Counsel for Selling Holders copies of all such documents proposed to be filed, which documents will be subject to the review of such counsel;

(b)    prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective under the Securities Act until all Registrable Shares covered by such registration statement have been sold or may be sold without volume limitation pursuant to Rule 144, and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all Registrable Shares covered by such registration statement in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

(c)    furnish to each Holder who holds Registrable Shares covered by such registration statement of prospectus, without charge, at least one conformed copy of the registration statement and any amendment thereto, including financial statements but excluding schedules, all documents incorporated or deemed to be incorporated therein by reference and all exhibits, which obligation shall be deemed satisfied if such material is available through IDEA or on or through the Company's website;

(d)    deliver to each Holder who holds Registrable Shares covered by a registration statement or prospectus (each, a "Selling Holder"), in connection with any sale of Registrable Shares pursuant to a shelf registration statement, without charge, as many copies of the prospectus or prospectuses relating to such Registrable Shares (including each preliminary prospectus) and any amendment or supplement thereto as such Holder may reasonably request, which obligation shall be deemed satisfied if such material is available through IDEA or on or through the Company's website;

(e)    use commercially reasonable efforts to register or qualify the Registrable Shares covered by such registration statement under such other securities or "blue sky" laws of such jurisdictions as any Selling Holder shall reasonably request, and do any and all other acts and things which the Company determines may be reasonably necessary to enable such Selling Holder to consummate the disposition of the Registrable Shares in such jurisdictions, except that in no event shall the Company be required to qualify to do business as a foreign corporation in any jurisdiction where it would not, but for the requirements of this Section 2.2(e), be required to be so qualified, or to consent to general service of process in any such jurisdiction;

(f)    notify each Selling Holder, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of any such Selling Holder, the Company will prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Shares, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading; and

(g)    in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any Registrable Shares included in such registration statement for sale in any jurisdiction, the Company will notify each Selling Holder and use commercially reasonable efforts to obtain the withdrawal of such order.

2.3    Control of Registration.  Except as otherwise provided in this Agreement, the Company shall have sole control in connection with the preparation, filing, withdrawal, amendment or supplementing of any registration statement, the selection of underwriters, and the distribution of any preliminary prospectus included in a registration statement, and may include within the coverage thereof additional shares of Common Stock or other securities for its own account or for the account of one or more of its other security holders.

2.4    Holder Information.  It shall be a condition precedent to the obligations of the Company to take any action pursuant to this ARTICLE II with respect to the Registrable Shares of any Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Shares held by it, and the intended method of disposition of such securities the Company may from time to time reasonably request to effect the registration of such Holder's Registrable Shares, provided that such information shall be used only in connection with such registration.

2.5    Discontinue Disposition.  Each Holder agrees that upon receipt of any notice from the Company of the happening of any event of the kind described in Section 2.2(f), such Holder shall immediately discontinue such Holder's disposition of Registrable Shares pursuant to the registration statement covering such Registrable Shares until such Holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 2.2(f).

2.6    Indemnification.

(a)    In the event of any registration of any securities of the Company under the Securities Act pursuant to this ARTICLE II, the Company shall indemnify and hold harmless, to the fullest extent permitted by law, each Holder, its directors, officers, fiduciaries, employees and stockholders, members or general and limited partners (and the directors, officers, employees and stockholders, members or general and limited partners thereof) against any and all losses, claims, damages or liabilities, joint or several, actions or proceedings (whether commenced or threatened) in respect thereof (collectively, "Claims") and expenses (including reasonable fees of counsel and any amounts paid in any settlement effected with the Company's prior written consent) to which each such indemnified party may become subject under the Securities Act, the Exchange Act or other federal or state law or otherwise, insofar as such Claims or expenses arise out of or are based upon any of the following statements, omissions or violations (collectively, a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in any registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, under which the Registrable Shares were registered under the Securities Act, (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) any violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law; provided, however, that the indemnity agreement contained in this Section 2.6(a) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company (which consent shall not be unreasonably withheld or delayed), nor shall the Company be liable to any indemnified party in any such case to the extent such Claim or expense arises out of or is based upon (A) a Violation which occurs in reliance upon and in conformity with written information furnished to the Company or its representatives by such indemnified party specifically for use therein, or (B) any action or omission by any indemnified party in violation of this Agreement or applicable law.

(b)    Each Holder of Registrable Shares that are included a registration statement filed with the Commission shall, severally and not jointly, indemnify and hold harmless, to the fullest extent permitted by law, the Company, each of its officers, directors and employees, each Person who controls the Company within the meaning of the Securities Act, any underwriter, any other prospective seller and each of their respective directors, officers, employees, general and limited partners and controlling Persons against any and all Claims and expenses (including reasonable fees of counsel and any amounts paid in any settlement effected with such Holder's prior written consent) to which each such indemnified party may become subject under the Securities Act, the Exchange Act or other federal or state law or otherwise, insofar as such Claims or expenses arise out of or are based upon any Violation, if such Violation was made in reliance upon and in conformity with written information furnished to the Company or its representatives by such Holder specifically for use therein; provided, however, that (i) the aggregate amount which any such Holder shall be required to pay pursuant to this Section 2.6(b) and Section 2.6(d) shall in no case be greater than the amount of the gross proceeds received by such Holder upon the sale of the Registrable Shares pursuant to the registration statement giving rise to such claim, and (ii) the indemnity agreement contained in this Section 2.6(b) shall not apply to amounts paid in settlement of any such Claim if such settlement is effected without the prior written consent of such Holder (which consent shall not be unreasonably withheld or delayed).

(c)    Any Person entitled to indemnification under this Agreement shall notify promptly the indemnifying party in writing of the commencement of any action or proceeding with respect to which a claim for indemnification may be made pursuant to this Section 2.6, but the failure of any indemnified party to provide such notice shall not relieve the indemnifying party of its obligations under the preceding paragraphs of this Section 2.6, except to the extent the indemnifying party is materially prejudiced thereby and shall not relieve the indemnifying party from any liability that it may have to any indemnified party otherwise than under this Section 2.6.  In case any action or proceeding is brought against an indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and to assume the defense thereof jointly with any other indemnifying party similarly notified, to the extent that it chooses, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party that it so chooses, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that (i) if the indemnifying party fails to take reasonable steps necessary to defend diligently the action or proceeding within 20 days after receiving notice from such indemnified party that the indemnified party believes it has failed to do so; or (ii) if such indemnified party who is a defendant in any action or proceeding which is also brought against the indemnifying party reasonably shall have concluded that there may be one or more legal defenses available to such indemnified party that are not available to the indemnifying party; or (iii) if representation of both parties by the same counsel is otherwise inappropriate under applicable standards of professional conduct, then, in any such case, the indemnified party shall have the right to assume or continue its own defense as set forth above (but with no more than one firm of counsel for all indemnified parties in each jurisdiction, except to the extent any indemnified party or parties reasonably shall have concluded that there may be legal defenses available to such party or parties which are not available to the other indemnified parties or to the extent representation of all indemnified parties by the same counsel is otherwise inappropriate under applicable standards of professional conduct) and the indemnifying party shall be liable for any reasonable expenses therefor.  No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (A) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (B) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

(d)    If for any reason the foregoing indemnity is unavailable or is insufficient to hold harmless an indemnified party under Sections 2.6(a), (b) or (c), then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of any Claim in such proportion as is appropriate to reflect the relative fault of the indemnifying party, on the one hand, and the indemnified party, on the other hand, with respect to such offering of securities.  The relative fault shall be determined by reference to, among other things, whether the Violation relates to information supplied by the indemnifying party or the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such Violation.  If, however, the allocation provided in the second preceding sentence is not permitted by applicable law, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative faults but also the relative benefits of the indemnifying party and the indemnified party as well as any other relevant equitable considerations.  The parties hereto agree that it would not be just and equitable if contributions pursuant to this Section 2.6(d) were to be determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the preceding sentences of this Section 2.6(d).  The amount paid or payable in respect of any Claim shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such Claim.  No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.  Notwithstanding anything in this Section 2.6(d) to the contrary, no indemnifying party (other than the Company) shall be required pursuant to this Section 2.6(d) to contribute any amount in excess of the gross proceeds received by such indemnifying party from the sale of Registrable Shares in the offering to which the losses, claims, damages or liabilities of the indemnified parties relate, less the amount of any indemnification payment made by such indemnifying party pursuant to Section 2.6(b).

(e)    The indemnity and contribution provisions agreements contained in this Section 2.6 shall be in addition to any other rights to indemnification or contribution that any indemnified party may have pursuant to law or contract and shall remain operative and in full force and effect regardless of any investigation made or omitted by or on behalf of any indemnified party and shall survive the transfer of the Registrable Shares by any such party.

(f)    This Section 2.6 may not be amended except by an instrument in writing signed by the indemnified party affected thereby.

2.7    Assignment of Registration Rights.  The rights to cause the Company to register Registrable Shares pursuant to this Agreement may be assigned (but only with all related obligations) by a Holder only to a Permitted Transferee, provided that in each such case: (i) no party may be assigned any of the foregoing rights unless the Company is given written notice by the assigning party at the time of such assignment stating the name and address of the assignee and identifying the Registrable Shares as to which the rights in question are being assigned; (ii) such transferee or assignee agrees in a writing satisfactory to the Company to be bound by and subject to the terms and conditions of this Agreement; (iii) such assignment shall be effective only if the transfer of such Registrable Shares is made in compliance with the relevant restrictions on transfer set forth in the Asset Purchase Agreement or Securities Purchase Agreement, as applicable; and (iv) such assignment shall be effective only if immediately following such assignment or transfer the further disposition of such Registrable Shares by the transferee or assignee is restricted under the Securities Act.

2.8    Exchange Act Reports.  Until the time that no Holder owns Shares, the Company agrees to: (i) file with the SEC in a timely manner (or obtain extension in respect thereof and file within the applicable grace period) all reports and other documents required of the Company under the Exchange Act; and (ii) provide the information the Company is required to submit and post by Rule 405 of Regulation S-T in the manner provided in paragraph (c)(ii) of Rule 144.

2.9    Termination of Registration Rights.  The obligations of the Company to register the Registrable Shares, and the obligations of each Holder, under this ARTICLE II shall terminate on the tenth anniversary of the date of this Agreement.

ARTICLE III

MISCELLANEOUS

3.1    Successors and Assigns.  Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties.  Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties or their respective permitted successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

3.2    Rules of Construction.  This Agreement has been negotiated by the parties and is to be interpreted according to its fair meaning as if the parties had prepared it together and not strictly for or against any party.  All references in this Agreement to articles, sections, schedules and exhibits are to articles, sections, schedules and exhibits of or to this Agreement unless expressly otherwise indicated.  At each place in this Agreement where the context so requires, the masculine, feminine or neuter gender includes others.  "Including" or "include" means "including without limitation" and "include without limitation," respectively. "Or" is used in the inclusive sense of "and/or."  Currency amounts referenced herein, unless otherwise specified, are in U.S. dollars.

3.3    Expenses.  Except as expressly set forth herein, the parties shall bear their own legal fees and other costs and expenses with respect to the negotiation, execution and delivery of this Agreement and the consummation of the transactions contemplated hereunder.

3.4    Entire Agreement.  This Agreement contains the entire agreement between the parties hereto with respect to the transactions contemplated by this Agreement and supersedes all prior arrangements, understandings, proposals and related materials with respect thereto.

3.5    Descriptive Headings.  The descriptive headings of this Agreement are for convenience only and shall not control or affect the meaning or construction of any provision of this Agreement.

3.6    Notices.  All notices or other communications which are required or permitted hereunder shall be in writing and shall be sufficiently given if (a) delivered personally or (b) sent by registered or certified mail, postage prepaid, or (c) sent by overnight courier with a nationally recognized courier, or (d) sent via facsimile confirmed in writing in any of the foregoing manners, as follows:

If to the Company:	NTN Buzztime, Inc. 5966 La Place Court, Suite 100 Carlsbad, CA 92008 Attention: Kendra Berger Fax: 760.930.1187

If to Holder:	At the address for such Holder set forth on the Company's books and records.

If sent by mail, notice shall be considered delivered five Business Days after the date of mailing, and if sent by any other means set forth above, notice shall be considered delivered upon receipt thereof.  Any party may by notice to the other parties change the address or facsimile number to which notice or other communications to it are to be delivered or mailed.

3.7    Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of California without regard to the choice of law principles thereof.

3.8    Waivers and Amendments.  Except as provided in Section 2.6(f), any provision of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and the holders of 51% of the Registrable Shares then outstanding.  Any amendment or waiver effected in accordance with this Section 3.8 shall be binding upon each then holder of any Registrable Shares, each future holder of Registrable Shares, and the Company.  The number of "Registrable Shares then outstanding" shall be the sum of (i) the number of shares of Common Stock outstanding which are Registrable Shares and (ii) the number of Underlying Shares (a) that would be outstanding assuming the issuance thereof upon the cash exercise of the warrants related thereto and (b) which are Registrable Shares.

3.9    Third Party Rights.  This Agreement shall not create benefits on behalf of any other Person and this Agreement shall be effective only as between the parties hereto, their successors and permitted assigns.

3.10   Severability.  If any term or provision of this Agreement or the application thereof to any circumstance shall, in any jurisdiction, be invalid or unenforceable, such term or provision shall be ineffective as to such jurisdiction to the extent of such invalidity or unenforceability without invalidating or rendering unenforceable such term or provision in any other jurisdiction, the remaining terms and provisions of this Agreement or the application of such terms and provisions to circumstances other than those as to which it is held invalid or enforceable.

3.11   Counterparts.  This Agreement may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.  Facsimile and PDF signatures shall be treated as if they were originals.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, and intending to be legally bound hereby, the parties hereto have caused this Agreement to be duly executed and delivered as a sealed instrument as of the date and year first above written.

NTN Buzztime, Inc., a Delaware corporation By: /s/ Kendra Berger Name: Kendra Berger Title: Chief Financial Officer

[Signature Page to Registration Rights Agreement]

NTN BUZZTIME, INC.
COUNTERPART SIGNATURE PAGE
TO REGISTRATION RIGHTS AGREEMENT

Name of Holder:	Ushas, LLC
Signature of Authorized Signatory of Holder:	/s/ Albert D. Huddleston
Name of Authorized Signatory:	Albert D. Huddleston
Title of Authorized Signatory:	Member

Name of Holder:	Martha Fawcett
Signature of Authorized Signatory of Holder:	/s/ Martha Fawcett
Name of Authorized Signatory:
Title of Authorized Signatory:

Name of Holder:	O'Bryan Community Property Trust
Signature of Authorized Signatory of Holder:	/s/ Frank O'Bryan
Name of Authorized Signatory:	Frank O'Bryan
Title of Authorized Signatory:	Trustee

[Counterpart Signature Page to Registration Rights Agreement]

Schedule A
(Holders of Registration Rights)

iSports Inc. (holds registration rights under the terms of the asset purchase agreement dated April 24, 2009 between iSports Inc. and the Company)